SUPPLEMENT TO THE CLASS A, B AND C PROSPECTUS

                         CREDIT SUISSE CASH RESERVE FUND
                     CREDIT SUISSE NEW YORK TAX EXEMPT FUND

The following information supersedes certain information in the funds'
Prospectus.

     In calculating whether a limited contingent deferred sales charge or contingent deferred sales charge (collectively, a "CDSC") applies to Class A, B or C shares of either fund that you acquired by exchange from another Credit Suisse Fund subject to a CDSC, the funds will count the time that you have held such Class A, B or C shares of the funds. See page 28 of the funds' Prospectus for a further description of the funds' computation of CDSCs.

If you have any questions about this change or how it applies to you, please call us at 1-800-927-2874.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS IS ALSO SUPERSEDED.

Dated:  September 4, 2003                                       CSMMA-16-0903